Quarterly Holdings Report
for
Fidelity Freedom® Index 2025 Fund
December 31, 2022
FRX-X25-NPRT3-0323
1.906841.113
Domestic Equity Funds - 32.9%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $3,395,777,749)	320,968,029	4,053,826,209

International Equity Funds - 21.8%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $2,677,906,486)	217,383,801	2,684,689,946

Bond Funds - 37.4%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	393,764,697	3,492,692,862
Fidelity Series International Developed Markets Bond Index Fund (a)	71,603,957	602,189,275
Fidelity Series Long-Term Treasury Bond Index Fund (a)	89,321,737	523,425,380
TOTAL BOND FUNDS (Cost $5,408,781,397)		4,618,307,517

Inflation-Protected Bond Funds - 7.9%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a) (Cost $1,199,105,971)	126,821,305	976,524,052

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $12,681,571,603)	12,333,347,724
NET OTHER ASSETS (LIABILITIES) - 0.0%	(26,368)
NET ASSETS - 100.0%	12,333,321,356

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	-	1,342,941	1,342,941	170	-	-	-	0.0%
Total	-	1,342,941	1,342,941	170	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	789,481,643	422,815,674	37,767,173	61,132,343	(2,390,594)	(195,615,498)	976,524,052
Fidelity Series Bond Index Fund	3,905,070,373	579,449,005	640,352,562	60,726,765	(63,175,125)	(288,298,829)	3,492,692,862
Fidelity Series Global ex U.S. Index Fund	3,024,678,588	436,137,100	406,300,219	74,301,815	(52,787,832)	(317,037,691)	2,684,689,946
Fidelity Series Inflation-Protected Bond Index Fund	129,170,269	17,108,939	128,490,576	16,438,807	(12,279,579)	(5,509,053)	-
Fidelity Series International Developed Markets Bond Index Fund	534,381,781	196,183,333	66,708,721	4,601,165	(7,501,712)	(54,165,406)	602,189,275
Fidelity Series Long-Term Treasury Bond Index Fund	546,054,510	151,447,290	39,884,999	10,566,607	(8,573,239)	(125,618,182)	523,425,380
Fidelity Series Total Market Index Fund	4,523,093,091	838,642,681	564,102,074	68,886,695	(44,480,842)	(699,326,647)	4,053,826,209
Fidelity Series Treasury Bill Index Fund	164,724,284	1,017,232	165,741,516	153,693	(99,373)	99,373	-
	13,616,654,539	2,642,801,254	2,049,347,840	296,807,890	(191,288,296)	(1,685,471,933)	12,333,347,724

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.